CONSOLIDATED STATEMENTS OF OPERATIONS (Parenthetical) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2025 CNY (¥)	Dec. 31, 2024 CNY (¥)	Dec. 31, 2023 CNY (¥)
Hosting and related services - Net revenues	¥ 9,949,261	¥ 8,259,069	¥ 7,412,930
Hosting and related services - Cost of revenues	7,756,772	6,426,914	6,120,445
Related Party
Hosting and related services - Net revenues	0	7,954	938
Hosting and related services - Cost of revenues	¥ 40,426	¥ 34,153	¥ 50,709